UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 1, 2020

REFLECT SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Utah	000-31377	87-0642556
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1266 South 1380 West

Orem, Utah 84058

(Address of Principal Executive Offices, Including Zip Code)

(801) 226-4100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 1, 2020, our Chief Financial Officer, Keith Merrell, stepped down from his position to spend more time with his family.  There were no disputes with Mr. Merrell and he will continue to oversee the preparation and filing of our financials on an ongoing basis.  The Company expresses its deep appreciation for the services and expertise he has provided to the Company.

Kim Boyce, our Chief Executive Officer, President and a director will take over as our Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reflect Scientific, Inc.

Date: May 1, 2020	By:	/s/ Kim Boyce
Kim Boyce
President, Chief Executive Officer, Chief Financial Officer and Director

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